                                                                    EXHIBIT 10.2

                         CENTRA FINANCIAL HOLDINGS, INC.
                            1999 STOCK INCENTIVE PLAN


                                    ARTICLE I

                                     PURPOSE

                  The purposes of this Stock Incentive Plan (the "Plan") are to enable Centra Financial Holdings, Inc. ("Company") to (i) provide opportunities for certain persons, including officers, directors, consultants and other independent advisors who provide services to Company and its Subsidiary and key employees of the Company and its Subsidiary, as determined by the Committee, to acquire a proprietary interest in the Company, (ii) increase incentives for the Eligible Participants to contribute to the Company's performance and future success and (iii) attract and retain individuals with exceptional business, managerial and administrative talent upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.

                                   ARTICLE II

                                  PLAN OVERVIEW

                  The Plan provides for the grant of Incentive Stock Options and Nonqualified Stock Options, as those terms are defined below, as contemplated by Sections 422 and 421 of Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (the "Code").

                                   ARTICLE III

                                   DEFINITIONS

                  For Plan purposes, except where the context clearly indicates otherwise, the following terms shall have the following meanings:

                  3.01 "Adoption Date" shall have the meaning set forth in
Article XIII.

                  3.02 "Board" shall mean the Board of Directors of the Company.

                  3.03 "Committee" shall mean the Compensation Committee of the Board, or such other Committee of the Board as the Board shall designate from time to time, which other Committee shall consist of three or more directors appointed by the Board from time to time, each of whom is a Disinterested Person.

                  3.04 "Common Stock" shall mean both the voting Common Stock of the Company.

                  3.05 "Company" shall mean Centra Financial Holdings, Inc.

                  3.06 "Disinterested Person" shall mean an administrator of this Plan who is not, at the time he exercises discretion in administering the Plan, eligible, and has not at any time within one year prior thereto been eligible, to be selected as an Eligible Participant of this Plan or any other plan of the Company entitling such participant a right to acquire stock, stock options or stock appreciation rights of the Company; provided, however, that Committee members may be eligible for grants or awards under this or another Plan of the Company which constitute "Formula Awards," as that term is defined in Section 16b-3 of the Securities Exchange Act of 1934.

                  3.07 "Effective Date" shall have the meaning set forth in
Article XIII.

                  3.08 "Eligible Participants" shall mean Employees, members of the Board of Directors, consultants and other independent advisors who provide services to the Company, except that no Disinterested Person shall be an Eligible Participant.

                  3.09 "Employee" shall mean an individual in the employ of the Company and/or its Subsidiary, subject to the control and direction of the employer entity as to both work to be performed and the manner and method of performance.

                  3.10 "Exercise Price" shall have the meaning set forth in
Article VII.

                  3.11 "Fair Market Value" of the Common Stock shall mean the value per share of the Company's Common Stock, determined without regard to any restriction other than a restriction which, by its terms, will never lapse, as determined through the good faith efforts of the Committee, consistent with applicable requirements of the Code.

                  3.12 "Incentive Stock Option" or "ISO" shall mean a stock option granted under this Plan which complies with all the terms and conditions for an incentive stock option, as set forth in the Code.

                  3.13 "Nonqualified Stock Option" or "NQO" shall mean a stock option granted under this Plan which does not comply with one or more requirements for an incentive stock option, as set forth in the Code.

                  3.14 "Option" shall mean an Incentive Stock Option or a Nonqualified Stock Option granted under this Plan.

                  3.15 "Option Shares" shall mean shares of the Company's Common Stock received by an Optionee upon exercise of an Option.

                  3.16 "Optionee" shall mean an Eligible Participant who has been granted one or more Options.

                  3.17 "Reorganization" shall have the meaning set forth in
Article IX.

                  3.18 "Stock Adjustment" shall have the meaning set forth in
Article VIII.

                  3.19 "Stock Option Agreement" shall mean the written agreement entered into by the Company and each Optionee evidencing the terms and conditions of an Option.

                  3.20 "Subsidiary" shall mean a subsidiary corporation within the meaning of 424(f) of the Code.

                  3.21 "Ten Percent Share Owner" shall mean an employee of the Company who owns, whether outright or by attribution under Section 424(d) of the Code, Common Stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company.


                                   ARTICLE IV

                                 ADMINISTRATION

                  4.01 The Committee. The Committee shall administer the Plan and shall have full power and authority to, in addition to other powers set forth herein, construe and interpret the Plan, establish any and all rules and regulations for the operation of the Plan, establish any and all rules and regulations for the operation of the Committee and the performance by the Committee of its purposes and functions, and perform all other acts, including the delegation of administrative responsibilities, that it deems reasonable and proper.

                  The Committee shall hold its meetings at such times and places as it shall deem advisable. A majority of the members of the Committee shall constitute a quorum of the Committee. All action of the Committee shall be taken by a majority of its members. Any action of the Committee may be taken by a written instrument signed by a majority of the Committee's members, and any action so taken shall be as effective as if it had been taken by a vote of the Committee.

                  4.02 Powers of the Committee. The Committee, without limitation and in its sole discretion, shall have full power and authority to, among other things:

                           (a) determine those persons who are Eligible
Participants;

                           (b) determine any conditions precedent and other
applicable criteria in allocating and granting Options;

                           (c) determine the number and type of each Option and
the number of shares of Common Stock covered by each Option and whether the option is for voting or nonvoting common;

                           (d) determine the Exercise Price of each Option
(subject to the terms
and conditions set forth in this Plan and in any Stock Option Agreement);

                           (e) determine the grant date and exercise date of any
Option;

                           (f) impose any vesting restrictions or other
restrictions on exercise of an Option;

                           (g) accelerate the exercise or vesting date of an
Option;

                           (h) impose cancellation, transfer, forfeiture and
other repurchase restrictions and limitations on any Option and the Option Shares; and

                           (i) determine any and all other terms, provisions
and/or conditions upon the grant or exercise of an Option or the sale, exchange, gift, transfer, pledge or other disposition of Options and/or the Option Shares.

                  The terms and conditions of each Stock Option Agreement shall be determined solely in the discretion of the Committee, subject to the terms and conditions of this Plan. The terms and conditions of each Option and related Stock Option Agreement may be different as among Optionees and/or as among Options granted to the same Optionee, except as otherwise provided herein.

                  4.03 Corrective Measures. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan, any Option, or any Stock Option Agreement, in the manner and to the extent it shall deem necessary, including amendments hereto or thereto approved by not less than a majority of the Committee; provided, however, that any such Committee action shall be effective only if (i) any stockholder consent required by applicable provisions of the Code is obtained, and (ii) such action is otherwise consistent with the applicable provisions of the Code.

                  4.04 Decisions Final. Any decision made or action taken by the Committee or the Board arising out of or in connection with the interpretation and administration of the Plan shall be final and conclusive and shall be binding upon Optionees and their assigns.


                                    ARTICLE V

                      NUMBER OF SHARES SUBJECT TO THE PLAN

                  The aggregate number of shares of Common Stock available for grants of Options under this Plan shall be _______ shares, subject to adjustment in accordance with Article VIII of the Plan, and the aggregate number of shares of Common Stock for which Options may be granted under this Plan shall not exceed such number. Such shares may be either authorized but unissued shares or treasury shares. If an Option or portion thereof shall expire or terminate for any reason without having been exercised, the unpurchased shares covered by such Option shall be available for future grants of Options;

provided, however, that in no event shall the Committee have any obligation to make such shares available for the granting of other Options under the Plan.


                                   ARTICLE VI

                                   ELIGIBILITY

                  Consistent with this Plan's purposes and the terms herein, Options may be granted to Eligible Participants at times and based on criteria the Committee, in its sole discretion, determines are appropriate.


                                   ARTICLE VI

                           OPTION TERMS AND CONDITIONS

                  All Options granted under this Plan shall be evidenced by a Stock Option Agreement in substantially the form attached hereto, or such other form as the Committee shall approve from time to time. The Stock Option Agreement shall be subject to the provisions of the Plan and such other provisions as the Committee may adopt, including the following provisions:

                  A. Exercise Price. The exercise price per share for each Option granted under this Plan shall be set forth in the Stock Option Agreement; provided, however, that if such Option is an ISO, the exercise price per share shall not be less than the Fair Market Value of a share of Common Stock on the date such ISO is granted (the "Exercise Price").

                  B. Term of Option. No Option shall be granted pursuant to the Plan after the date ten (10) years after the earlier of the Adoption Date and the Effective Date, as those terms are defined in Article XIII. Options which are outstanding after such date will, however, remain in effect until such Options are exercised or expire pursuant to their terms. An Option shall not be exercisable after the expiration of ten years from the date such Option is granted.

                  C. Assignability of Option. An Option shall be exercisable only by the Optionee, his guardian or legal representative during his or her lifetime and shall not be assignable or transferable by the Optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code. Executors, administrators, heirs, successors and assigns of the Optionee shall be bound by the terms of the Stock Option Agreement and this Plan.

                  D. Time of Exercise. Each Option granted under this Plan shall be exercisable on the date or dates, and during the period, and for the number of shares specified in the Stock Option Agreement. The Committee may establish vesting provisions applicable to an Option such that the Option becomes fully exercisable, for example, in a series of cumulating portions. The Committee may, upon request, permit the accelerated exercise of any Option, the exercise of all or a portion of which is subject to vesting provisions. Also, exercise of an Option shall be accelerated upon the occurrence of an event of acceleration as described in any applicable Stock Option Agreement or this Plan.

                  E. Exercise. An Option or portion thereof shall be exercised by delivery of a written notice of exercise to the Secretary of the Company and payment of the full Exercise Price. Until the certificates for Option Shares represented by an exercised Option are issued to an Optionee, such Optionee shall have none of the rights of a stockholder. No Option Shares shall be delivered upon any exercise of an Option until the requirements of all applicable laws, rules and regulations have, in the opinion of the Company's counsel, been satisfied. Under normal circumstances, certificates for Option Shares to be delivered upon exercise of an Option shall be delivered within thirty (30) days following exercise of an Option.

                  F. Payment. The Exercise Price payable upon exercise of an Option or portion thereof may be paid:

                           (i) in United States dollars in cash or by check, bank draft or money order,

                           (ii) by delivery of shares of Common Stock with an aggregate value equal to the Exercise Price, or

                           (iii) by a combination of both (i) and (ii) above.

                  If the Optionee delivers shares of Common Stock as payment upon exercise of an Option, the Committee shall determine acceptable methods for tendering such shares by the Optionee, and may impose such limitations and prohibitions on the use of Common Stock for such purposes as it deems appropriate.

                  G. Termination of Service. Subject to the terms set forth in any employment or other binding agreement, in the event an Optionee's Current Position, as defined below, with the Company shall terminate (i) "for cause," as defined below, while holding one or more Options, that portion of each Option which is not then currently exercisable shall expire coincident with the termination of the Optionee's Current Position, or (ii) for a reason other than "for cause," other than by reason of disability or death as discussed below, any Options or portion thereof which are exercisable on the date of such termination shall be exercisable until a date three (3) months after such date of termination or shall expire coincident with such three (3) month period, except to the extent the Committee shall determine otherwise by rules established and administered in a consistent and nondiscriminatory manner in compliance with the terms of this Plan and the Code. For purposes hereof, "Current Position" shall mean the Optionee's position with the Company as an employee, officer or independent contractor. For purposes hereof, "for cause" shall mean termination of an Eligible Participant's Current Position with the Company because of such Eligible Participant's (i) willful misfeasance, willful waste of corporate assets, gross negligence or willful and continued failure to substantially perform his reasonably assigned duties or (ii) willful engagement and dishonest or illegal conduct that is demonstratably injurious to the Company.

                  Upon the termination of an Eligible Participant's Current Position with the Company by reason of disability or death, the Option may be exercised during the following periods, but only to the extent that the Option was outstanding and exercisable on any such date of disability or death:

                           (i) One (1) year after termination of Current Position due to disability within the meaning of
                                Section 22(e)(3) of the Code; or

                           (ii) Six (6) months after termination of Current
                                Position due to the Optionee's death.

                  For the purposes of this Plan, it shall not be considered a termination of Current Position when an Optionee is placed by the Company on military or sick leave or such other type of leave of absence that is deemed by the Committee to continue intact the employment relationship.

                  Notwithstanding anything in this Section VII.G. to the contrary, the Committee, in its sole discretion, may waive any restrictions, including applicable exercise periods.

                  H. Special Rules for Incentive Stock Options.

                           (a) Employment Status. An ISO may only be granted to
Employees and must be granted for a reason connected with employment, as defined in the Code, by the Company and shall not be exercisable unless the Optionee was, at all times during the period beginning on the date of the grant of the Option and ending on the date three (3) months (one year if the Optionee is disabled, within the meaning of Section 22(e)(3) of the Code) before the exercise of the Option, an employee of the Company or a Subsidiary, except that such employment requirement does not apply in the event of an Optionee's death as provided in Section 421(c)(1) of the Code.

                           (b) Ten Percent Stockholder. No ISO shall be granted
under this Plan to a Ten Percent Share Owner unless (a) such ISO is granted at an exercise price not less than 110% of Fair Market Value of the Common Stock on the date of grant, and (b) such ISO expires on a date not later than five years from the date of grant.

                           (c) Aggregate Value of Options. The aggregate Fair
Market Value (determined at the time the ISO is granted) of ISOs granted by the Company (under this and all other Plans) to an Optionee which are exercisable for the first time by such Optionee in any single calendar year shall not exceed $100,000.

                           (d) Notification of Disqualifying Dispositions. Any
Optionee who disposes of Option Shares acquired pursuant to the exercise of an ISO during the period within two years from the date such Option is granted or within one year after the transfer of the Option Shares to such Optionee pursuant to the ISO's exercise (the "ISO

Nontransfer Periods") shall notify the Company of such disposition and of the amount realized upon such disposition.


                                  ARTICLE VIII

                                   ADJUSTMENTS

                  In the event of a stock dividend, stock split or other subdivision, consolidation, reorganization or similar change in the outstanding shares of Common Stock or capital structure of the Company (collectively, a "Stock Adjustment"), the following shall occur under the Plan: (i) the number of shares of Common Stock reserved or otherwise available under Article V for Options, and subject to outstanding Options, shall be adjusted proportionately (and automatically reduced by any fraction resulting from such adjustment); and
(ii) the Exercise Price per share of outstanding Options shall be adjusted so that the aggregate Exercise Price payable pursuant to each outstanding Option after the Stock Adjustment shall equal the aggregate amount so payable prior to the Stock Adjustment. In the event of any dispute concerning such adjustment, the decision of the Committee shall be conclusive. If a Stock Adjustment is made, the Committee shall notify all Optionees of such adjustment within thirty
(30) days of making such an adjustment, which notification shall state the adjusted number of shares of Common Stock for which a particular Option is exercisable.


                                   ARTICLE IX

               CORPORATE REORGANIZATION OR INITIAL PUBLIC OFFERING

                  9.01 Merger, Consolidation or Change of Control. In the connection with any merger, consolidation, change in control or similar reorganization, excluding an initial public offering ("Reorganization"), the Committee may in its discretion:

                           (i) Negotiate a binding agreement whereby any acquiring or successor corporation will assume each Option then outstanding or substitute an equivalent option meeting the requirements of
                                 Section 424(a) of the Code for each Option outstanding.

                           (ii)  Accelerate any applicable vesting provisions;
                                 or

                           (iii) Authorize cash payments to Optionees equal to
                                 the difference between the aggregate Exercise Price of each Option then outstanding irrespective of the Option's current exercisability, and (i) in the event the Common Stock is not publicly traded, the Fair Market Value of the shares covered by such Option or,
                                 (ii) the average of the daily Closing Prices, as defined below, per share of Common Stock for the ten (10) consecutive trading days commencing fifteen (15) trading days before such date.

                                 For purposes hereof, "Closing Price" shall mean, with respect to each share of Common Stock for any day, (a) the last reported sale price or, in case no such sale takes place on such day, the average of the closing bid and asking price, in either case as reported on the principal national securities exchange on which the Common Stock is listed or admitted for trading or
                                 (b) if the Common Stock is not listed or admitted for trading on any national securities exchange, the last reported sale price, or in the case no such sale takes place on such day, the average of the highest reported bid and the lowest reported asked quotation for the Common Stock, in either case as reported on the Automatic Quotation System of NASDAQ or a similar service if NASDAQ in no longer reporting such information. Any cash payment which the Company may be required to make pursuant to such Committee authorization shall be made within sixty days following such authorization and fully discharge any and all obligation the Company may have in connection with the Options.

Notwithstanding the forgoing, the Committee shall have no obligation to take any action in connection with a Reorganization.


                                    ARTICLE X

                         SECURITIES AND OTHER REGULATION

                  10.01 Applicable Law. The obligation of the Company to issue Common Stock upon the exercise of Options shall be subject to all applicable laws, regulations, rules and orders which shall then be in effect and required by governmental entities and the stock exchanges on which the Common Stock may then be traded.

                  10.02 Disclosure and Certificate Legend. Any person exercising an Option shall make such representations and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue the Option Shares in compliance with the provisions of the Securities Act of 1933 and any applicable state securities laws or any comparable laws. If appropriate under applicable law, the Company may legend the stock certificates evidencing the shares in a manner that is the same or similar to that which follows: "The securities evidenced by this certificate have been issued to the registered owner in reliance upon written representations that these shares have been purchased for investment. These shares may not be sold, transferred, or assigned unless, in the opinion of the Company and its legal counsel, such sale, transfer, or assignment will not be in violation of the Securities Act of 1933, as amended, applicable rules and regulations of the Securities and Exchange Commission, and any applicable state securities laws."

                  Nothing contained herein shall be deemed to require the Company to file any registration statement under the Securities Act of 1933 or other applicable securities laws with respect to any Options or Option Shares.


                                   ARTICLE XI

                        AMENDMENT AND TERMINATION OF PLAN

                  11.01 Amendment or Termination. The Board, without further approval of the stockholders of the Company, may at any time and from time to time suspend or terminate the Plan in whole or in part or amend the Plan in such respects as the Board may deem appropriate and in the best interests of the Company; provided, however, that no such amendment shall be made more than once every six months, other than to comport with changes in the Code, or without approval of a majority of the stockholders entitled to vote thereon which would:

                           (a) change the class of persons from which Eligible
Participants are selected;

                           (b) increase the total number of shares of Common
Stock which may be issued pursuant to Options, except as provided in Article
VIII;

                           (c) reduce the Exercise Price;

                           (d) extend the period for granting Options; or

                           (e) otherwise materially increase the benefits
accruing to Optionees.

                  11.02 No Impairment. No amendment, suspension or termination of the Plan shall, without the Optionee's written consent, alter or impair any of the rights or obligations under any Option theretofore granted to such Optionee under this Plan.

                  11.03 Conforming Amendments. The Board may amend the Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of Options meeting the requirements of future amendments, if any, to the Code.

                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

                  12.01 Right to Continued Employment. No person shall have any claim or right to be granted an Option, and the grant of Options shall not be construed as giving an Optionee the right to be retained in the employ of, or retain any other relationship with, the Company. Further, the Company expressly reserves the right at any time to dismiss an Optionee with or without cause, free from any liability or claim under the Plan, except as provided herein or in another binding agreement.

                  12.02 Rights as Stockholders. No Optionee or his heirs, successors or assigns shall have any rights with respect to any shares of Common Stock subject to an Option until the date of the issuance of stock certificates for such Option Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or other rights distributed with respect to the Common Stock for which the record date is prior to the date such stock certificate is issued, except as provided in Article VIII.

                  12.03 Non-Transferability. Except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, no right or interest in any Option granted under the Plan shall be assignable or transferable, and no right or interest of any Optionee shall be subject to attachment or garnishment proceedings.

                  12.04 Withholding Taxes. To cover applicable withholding for income and employment taxes in the event of the exercise of an NQO or upon a disqualifying disposition during the ISO Nontransfer Periods, or at such times as it may be necessary, the Company shall withhold shares of Common Stock otherwise to be received by the Optionee equal in value to the federal and state withholding taxes due upon said exercise. The withholding by the Company for such tax liability shall be mandatory; provided, however, the payment of such liability by the Company on behalf of the Optionee does not cause the Company to be in violation of any loan covenant or other agreement or law to which it may be subject. In such event, the Optionee must satisfy such liability in cash upon the request of the Company and comply with all applicable securities laws.

                  12.05 Plan Expenses. Any expenses of administering the Plan shall be borne by the Company.

                  12.06 Use of Exercise Proceeds. The Payment received from Optionees from the exercise of Options shall be used for the general corporate purposes of the Company.

                  12.07 No Liability of Committee Members and Indemnification Thereof. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by him or on his behalf in his capacity as a member of the Committee, nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other officer, employee or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost and expense, including legal fees and costs, or liability, including any sum paid in settlement of a claim with the approval of the Board, arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith, provided that within fifteen business days after the institution of any such action, suit or proceeding by service of process on the Committee member, such member shall give the Company written notice thereof and an opportunity, at the Company's expense, to undertake to defend the same before such Committee member undertakes such defense on his own behalf, and provided that the Committee member cooperates with the Company in such defense and takes no actions (including inaction) which would materially prejudice the Company. The foregoing right to indemnification shall be in addition to such other rights as the Committee member or other person may enjoy as a matter of law or by reason of insurance coverage of any kind. Rights granted hereunder shall be in addition to and not in lieu of any rights to indemnification to which the Committee member or other person may be entitled pursuant to the bylaws of the Company or its subsidiaries.

                  12.08 Severability. In the event any provision of the Plan shall be held to be illegal, invalid or unenforceable for any reason, the illegality, invalidity or unenforceability of such provision shall not affect the remaining provisions of the Plan, but shall be fully severable and the Plan shall be construed and enforced as if the illegal, invalid or unenforceable provision had never been included herein.

                                  ARTICLE XIII

         BOARD OF DIRECTOR ADOPTION AND STOCKHOLDER APPROVAL OF THE PLAN

                  This Plan was adopted by the Board on _______________________, (the "Adoption Date") and shall be approved by the Company's stockholders at the first stockholders' meeting following such date which shall be within twelve
(12) months of the Adoption Date. The plan shall be effective on the date the Plan is approved by the Company's stockholders (the "Effective Date"). Stockholder approval shall comply with all applicable provisions of the Company's charter, bylaws, and applicable state law prescribing the method and degree of stockholder approval required for the issuance of corporate stock or options. In the event stockholder approval is not obtained within the requisite period, any Options granted under this Plan between the Adoption Date and the date twelve (12) months thereafter shall be void.

                                                 CENTRA FINANCIAL HOLDINGS, INC.

                                                 By
                                                   -----------------------------
                                                   Its
                                                      --------------------------

                   Optionee:
                            -----------------------------

                             STOCK OPTION AGREEMENT
                 PURSUANT TO THE CENTRA FINANCIAL HOLDINGS, INC.
                            1999 STOCK INCENTIVE PLAN


                  The Compensation Committee of Centra Financial Holdings (the "Company") has determined that you (the "Optionee") are eligible and deserving of an award under the Centra Financial Holdings 1999 Stock Incentive Plan (the "Plan"). This Agreement is subject to the terms of the Plan in all respects, and specific reference shall be made to the Plan in determining the Optionee's rights and obligations hereunder. If any provisions of this Agreement and the Plan conflict, the provisions of the Plan shall control. Capitalized terms, which are used herein and not otherwise defined, shall have the meanings set forth in the Plan.

                  This Agreement is made by and between the Company and the Optionee as follows:

                  1. Grant of Option. The Optionee is hereby granted, as of the Grant Date set forth on Exhibit A attached hereto (the "Grant Date"), an Option to purchase the number and type of shares of Common Stock set forth on Exhibit A hereto (the "Option Shares"). Such Option is intended to qualify as an Incentive Stock Option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The Compensation Committee may, from time to time, grant the Optionee one or more additional Options, each of which will be governed by a separate Stock Option Agreement.

                  2. Exercise Price. The exercise price pursuant to this Option will be the amount per share set forth on Exhibit A hereto (the "Exercise Price") which is not less than the Fair Market Value of the Common Stock on the date of grant. The number of Option Shares and Exercise Price per Option Share under this Option are subject to adjustment as provided in the Plan.

                  3. Term. This Option shall have the term, subject to earlier termination as provided in the Plan, set forth on Exhibit A hereto.

                  4. Exercise of Option. Subject to the provisions of this Stock Option agreement and the Plan, this Option shall vest and become exercisable according to the schedule set forth on Exhibit A hereto. To the extent exercisable, this Option may be exercised in whole or in part and from time to time until fully exercised or until the Option expiration date set forth on Exhibit A hereto or until this Option terminates under the Plan and this Stock Option Agreement. In no event, however, shall this Option be exercisable in whole or in part after the expiration of ten years from the Grant Date.

                  This Option may be exercised only by the Optionee, his guardian or legal representative during the Optionee's lifetime and, thereafter, as provided in the Plan. Neither this Option nor any portion thereof or interest therein may be sold, pledged, assigned or transferred in any manner otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Code, and then only within the limitations set forth in the Plan.

                  Exercise of this Option shall not be effective until the Committee has received written notice of exercise, specifying the number of whole Option Shares to be purchased. Such notice shall be accompanied by full payment of the aggregate Exercise Price for the number of Option Shares so purchased in cash, by cashier's check, certified check, bank draft or money order or, through the delivery of shares of the Company's Common Stock. Thereafter, a certificate or certificates representing the Option Shares so purchased shall, within a reasonable time, be issued in the Optionee's (or other proper purchasing party's) name and delivered to the Optionee (or other purchaser), subject to the terms of the Plan regarding compliance with applicable securities laws. Upon a partial exercise of this Option, this Agreement shall be automatically amended to reduce the number of Option Shares covered by this Option by the number of Option Shares so purchased without the necessity of the execution of a new agreement or a formal written amendment of this Agreement.

                  5. Certain Taxes. The Optionee authorizes the Company to withhold, in accordance with applicable law, from any Option Shares to be issued to an Optionee upon exercise by the Optionee of all or a portion of this Option, a number of Option Shares based on their Fair Market Value equal to the amount of any taxes required to be withheld by any federal, state or local law or regulation as a result of the exercise of this Option. In this regard, the Optionee acknowledges and agrees that this withholding is mandatory and the determination by the Committee of the Fair Market Value of any Option Shares on the date of exercise of this Option shall be final and conclusive in all respects.

                  6. Transfer of Option Shares. The Optionee agrees that the Option Shares acquired upon exercise of this Option shall be acquired for his or her own account for investment purposes only and not with a view to any distribution or public offering thereof within the meaning of the Securities Act of 1933 (the "Act") or other applicable securities laws. If the Board so determines, any stock certificates issued upon exercise of this Option shall bear a legend to the effect that the Option Shares have been so acquired. The Company shall not be required to bear any expenses of compliance with the Act, other applicable securities laws or the rules and regulations of any national securities exchange or other regulatory authority in connection with the registration, qualification or transfer, as the case may be, of this Option or any Option Shares acquired upon the exercise thereof. The foregoing restrictions on the transfer of the Option Shares shall not apply if (a) the Company shall have been furnished with an opinion of counsel satisfactory in form and substance to the Company to the effect that such transfer will be in compliance with the Act and other applicable securities laws, or (b) the Option Shares shall have been duly registered in compliance with the Act and other applicable securities laws.

                  The Optionee agrees that, upon any sale of Option Shares acquired pursuant to exercise of that portion of this Option constituting an Incentive Stock Option within two years from the date of grant of this Option or within one year after transfer of such Option Shares to the Optionee's ownership, then the Optionee shall immediately notify the Company in writing of such disposition and the amount realized by the Optionee upon such disposition.

                  7. Transfer and Repurchase Restrictions. All Option Shares received upon exercise of an Option shall be subject to the following restrictions:

                           (a) Transfer Restrictions. All Option Shares received
upon exercise of an Option shall be subject to the Share Transfer Restrictions set forth on Exhibit A hereto.

                           (b) Legends. The Company may legend the stock
certificates evidencing Option Shares acquired pursuant to the Plan in such manner it deems appropriate to carry out the intent and purposes of the Plan.

                  8. Acceptance of Stock Option Agreement and the Plan. The Optionee hereby approves and accepts the terms, conditions, and provisions of this Stock Option Agreement and the Plan and agrees to be bound hereby and thereby, and further agrees that his or her executors, administrators, heirs, successors, and assigns shall be bound hereby and thereby. Without limitation of the foregoing, the Optionee hereby agrees, individually and for his or her executors, administrators, heirs, successors, and assigns, that all decisions or interpretations of the Committee or its duly authorized representatives with regard to any and all aspects of the Plan and the administration thereof shall be binding, conclusive, and final.

                  9. Address for Notices. The parties hereto designate as the respective addresses for the receipt of any notice under this Stock Option Agreement or the Plan the addresses set forth below their signatures on this Stock Option Agreement.

                  10. Conformity with the Plan. This Stock Option is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan, which is incorporated herein by reference. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. By executing and returning the enclosed copy of this Stock Option Agreement, you acknowledge your receipt of the Plan and agree to be bound by all of the terms of the Plan. All definitions stated in the Plan shall apply to this Agreement.

                  11. Use of Services; Successors. Nothing herein confers any right or obligation on the Optionee to continue rendering services to the Company or shall affect in any way the Optionee's right or the right of the Company, as the case may be, to terminate the Optionee's services at any time.

                  12. Entire Agreement. This Agreement constitutes the entire understanding between the Optionee and the Company, and supersedes all other agreements, whether written or oral, with respect to the acquisition by the Optionee of his/her Option and/or Option Shares.

Executed as of the ____ day of _________, 19__.


CENTRA FINANCIAL HOLDINGS, INC.                         OPTIONEE
COMPENSATION COMMITTEE


By:                                               By:
   --------------------------                        --------------------------
Title:
      -----------------------

                                    EXHIBIT A

                             STOCK OPTION AGREEMENT


Name of Optionee:
                                   ----------------------------------------

Status with the Company            Employee
(the "Current Position"):

Option Grant Date:
                                   ----------------------------------------

Type of Option Granted:            Incentive Stock Options

Number of Shares Covered
by the Option ("Total Option              Voting Common
Shares"):                          -------

Option Exercise Price Per Share:  The greater of $_____ or the fair market value of the underlying stock on the Grant Date

Option Term:                      Ten years from the Grant Date

Vesting Schedule:                 This Option shall be exercisable as follows:

                                  The Option to purchase twenty percent (20%) of the Total Option Shares shall be exercisable for the first time beginning on the date six (6) months after the Grant Date (the "First Vesting Date") and the Option to purchase the remaining eighty percent (80%) of the Total Option Shares shall be exercisable in four (4) equal annual installments beginning one, two, three and four years, respectively, after the First Vesting Date.

Termination:                      If Optionee's Current Position with the
                                  Company terminates "for cause," as defined in the Plan, the Optionee will forfeit all unexercised Options held on the date of termination. If termination of the Optionee's
                                  Current Position is for a reason other than for cause, other than death or disability, the Optionee shall have three (3) months from the date of such termination to exercise all vested and unexercised Options existing as of the date of termination. If the Optionee's Current Position is terminated by reason of death or disability, the Optionee shall have six (6) months and one
                                  (1) year, respectively, from the date of such termination to exercise all vested and unexercised Options existing as of the date of termination. The Committee shall have discretion to modify these terms.

Share Transfer Restrictions:      Optionees may be subject to the share transfer
                                  restrictions of the Securities Act of 1933 or other requirements of applicable securities laws. Optionee is urged to consult his own advisor with respect to the securities law consequences related to transferring his
                                  Shares.


CENTRA FINANCIAL HOLDINGS, INC.                        OPTIONEE
COMPENSATION COMMITTEE

By:                                     By:
   --------------------------------        --------------------------------
Title:
      -----------------------------

                   Optionee:
                            -----------------------------------

                             STOCK OPTION AGREEMENT
                 PURSUANT TO THE CENTRA FINANCIAL HOLDINGS, INC.
                            1999 STOCK INCENTIVE PLAN


                  The Compensation Committee of Centra Financial Holdings, Inc. (the "Company") has determined that you (the "Optionee") are eligible and deserving of an award under the Centra Financial Holdings, Inc. 1999 Stock Incentive Plan (the "Plan"). This Agreement is subject to the terms of the Plan in all respects, and specific reference shall be made to the Plan in determining the Optionee's rights and obligations hereunder. If any provisions of this Agreement and the Plan conflict, the provisions of the Plan shall control. Capitalized terms, which are used herein and not otherwise defined, shall have the meanings set forth in the Plan.

                  This Agreement is made by and between the Company and the Optionee as follows:

                  1. Grant of Option. The Optionee is hereby granted, as of the Grant Date set forth on Exhibit A attached hereto (the "Grant Date"), an Option to purchase the number and type of shares of Common Stock set forth on Exhibit A hereto (the "Option Shares"). Such Option is intended to be a nonqualified stock option. The Compensation Committee may, from time to time, grant the Optionee one or more additional Options, each of which will be governed by a separate Stock Option Agreement.

                  2. Exercise Price. The exercise price pursuant to this Option will be the amount per share set forth on Exhibit A hereto (the "Exercise Price"). The number of Option Shares and Exercise Price per Option Share under this Option are subject to adjustment as provided in the Plan.

                  3. Term. This Option shall have the term, subject to earlier termination as provided in the Plan, set forth on Exhibit A hereto.

                  4. Exercise of Option. Subject to the provisions of this Stock Option agreement and the Plan, this Option shall vest and become exercisable according to the schedule set forth on Exhibit A hereto. To the extent exercisable, this Option may be exercised in whole or in part and from time to time until fully exercised or until the Option expiration date set forth on Exhibit A hereto or until this Option terminates under the Plan and this Stock Option Agreement. In no event, however, shall this Option be exercisable in whole or in part after the expiration of ten years from the Grant Date.

                  This Option may be exercised only by the Optionee, his guardian or legal representative during the Optionee's lifetime and, thereafter, as provided in the Plan. Neither this Option nor any portion thereof or interest therein may be sold, pledged, assigned or transferred in any manner otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Code, and then only within the limitations set forth in the Plan.

                  Exercise of this Option shall not be effective until the Committee has received written notice of exercise, specifying the number of whole Option Shares to be purchased. Such notice shall be accompanied by full payment of the aggregate Exercise Price for the number of Option Shares so purchased in cash, by cashier's check, certified check, bank draft or money order or, through the delivery of shares of the Company's Common Stock. Thereafter, a certificate or certificates representing the Option Shares so purchased shall, within a reasonable time, be issued in the Optionee's (or other proper purchasing party's) name and delivered to the Optionee (or other purchaser), subject to the terms of the Plan regarding compliance with applicable securities laws. Upon a partial exercise of this Option, this Agreement shall be automatically amended to reduce the number of Option Shares covered by this Option by the number of Option Shares so purchased without the necessity of the execution of a new agreement or a formal written amendment of this Agreement.

                  5. Certain Taxes. The Optionee authorizes the Company to withhold, in accordance with applicable law, from any Option Shares to be issued to an Optionee upon exercise by the Optionee of all or a portion of this Option, a number of Option Shares based on their Fair Market Value equal to the amount of any taxes required to be withheld by any federal, state or local law or regulation as a result of the exercise of this Option. In this regard, the Optionee acknowledges and agrees that this withholding is mandatory and the determination by the Committee of the Fair Market Value of any Option Shares on the date of exercise of this Option shall be final and conclusive in all respects.

                  6. Transfer of Option Shares. The Optionee agrees that the Option Shares acquired upon exercise of this Option shall be acquired for his or her own account for investment purposes only and not with a view to any distribution or public offering thereof within the meaning of the Securities Act of 1933 (the "Act") or other applicable securities laws. If the Board so determines, any stock certificates issued upon exercise of this Option shall bear a legend to the effect that the Option Shares have been so acquired. The Company shall not be required to bear any expenses of compliance with the Act, other applicable securities laws or the rules and regulations of any national securities exchange or other regulatory authority in connection with the registration, qualification or transfer, as the case may be, of this Option or any Option Shares acquired upon the exercise thereof. The foregoing restrictions on the transfer of the Option Shares shall not apply if (a) the Company shall have been furnished with an opinion of counsel satisfactory in form and substance to the Company to the effect that such transfer will be in compliance with the Act and other applicable securities laws, or (b) the Option Shares shall have been duly registered in compliance with the Act and other applicable securities laws.

                  7. Transfer and Repurchase Restrictions. All Option Shares received upon exercise of an Option shall be subject to the following restrictions:

                           (a) Transfer Restrictions. All Option Shares received
upon exercise of an Option shall be subject to the Share Transfer Restrictions set forth on Exhibit A hereto.

                           (b) Legends. The Company may legend the stock
certificates evidencing Option Shares acquired pursuant to the Plan in such manner it deems appropriate to carry out the intent and purposes of the Plan.

                  8. Acceptance of Stock Option Agreement and the Plan. The Optionee hereby approves and accepts the terms, conditions, and provisions of this Stock Option Agreement and the Plan and agrees to be bound hereby and thereby, and further agrees that his or her executors, administrators, heirs, successors, and assigns shall be bound hereby and thereby. Without limitation of the foregoing, the Optionee hereby agrees, individually and for his or her executors, administrators, heirs, successors, and assigns, that all decisions or interpretations of the Committee or its duly authorized representatives with regard to any and all aspects of the Plan and the administration thereof shall be binding, conclusive, and final.

                  9. Address for Notices. The parties hereto designate as the respective addresses for the receipt of any notice under this Stock Option Agreement or the Plan the addresses set forth below their signatures on this Stock Option Agreement.

                  10. Conformity with the Plan. This Stock Option is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan, which is incorporated herein by reference. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. By executing and returning the enclosed copy of this Stock Option Agreement, you acknowledge your receipt of the Plan and agree to be bound by all of the terms of the Plan. All definitions stated in the Plan shall apply to this Agreement.

                  11. Use of Services; Successors. Nothing herein confers any right or obligation on the Optionee to continue rendering services to the Company or shall affect in any way the Optionee's right or the right of the Company, as the case may be, to terminate the Optionee's services at any time.

                  12. Entire Agreement. This Agreement constitutes the entire understanding between the Optionee and the Company, and supersedes all other agreements, whether written or oral, with respect to the acquisition by the Optionee of his/her Option and/or Option Shares.

Executed as of the ____ day of ______________, 19__.

CENTRA FINANCIAL HOLDINGS, INC.              OPTIONEE
COMPENSATION COMMITTEE

By:                                          By:
   --------------------------------             --------------------------------
Title:
      -----------------------------

                                    EXHIBIT A

                             STOCK OPTION AGREEMENT


Name of Optionee:
                                    -------------------------------------

Status with the Company             Employee
                                            ------------
(the "Current Position"):           Other
                                            ------------

Option Grant Date:
                                    -------------------------------------

Type of Option Granted:             Nonqualified Option

Number of Shares Covered
by the Option ("Total Option                Voting Common
Shares"):                           --------

Option Exercise Price Per Share:    $
                                     -----------------
Option Term:                        Ten years from the Grant Date

Vesting Schedule:                   This Option shall be exercisable as follows:

                                    The Option to purchase twenty percent (20%) of the Total Option Shares shall be exercisable for the first time beginning on the date six (6) months after the Grant Date (the "First Vesting Date") and the Option to purchase the remaining eighty percent (80%) of the Total Option Shares shall be exercisable in four (4) equal annual installments beginning one, two, three and four years, respectively, after the First Vesting Date.

Termination:                        If Optionee's Current Position with the
                                    Company terminates "for cause," as defined in the Plan, the Optionee will forfeit all unexercised Options held on the date of termination. If termination of the
                                    Optionee's Current Position is for a reason other than for cause, other than death or disability, the Optionee shall have three
                                    (3) months from the date of such termination to exercise all vested and unexercised
                                    Options existing as of the date of
                                    termination. If the Optionee's Current
                                    Position is terminated by reason of death or disability, the Optionee shall have six (6) months and one (1) year, respectively, from the date of such termination to exercise all vested and unexercised Options existing as of the date of termination. The Committee shall have discretion to modify these terms.

Share Transfer Restrictions:        Optionees may be subject to the share
                                    transfer restrictions of the Securities Act of 1933 or other requirements of applicable securities laws. Optionee is urged to consult his own advisor with respect to the securities law consequences related to transferring his Shares.


CENTRA FINANCIAL HOLDINGS, INC.                             OPTIONEE
COMPENSATION COMMITTEE

By:
   ------------------------------                 ------------------------------
Title:
      ---------------------------


                                      A-2